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                                                                  EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the registration statement of Starwood Lodging Trust and Starwood Lodging Corporation on Form S-8 (File Nos.
33-     and 33-    ) of our report dated January 31, 1996, appearing in the
Annual Report on Form 10-K of Starwood Lodging Trust and Starwood Lodging Corporation for the year ended December 31, 1995.



                                        Coopers & Lybrand L.L.P.


San Francisco, California
April 22, 1996